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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT

                    Filed Pursuant to Section 13 or 15(d) of
                    The Securities and Exchange Act of 1934

                       Date of Report:  November 25, 1996


                            JAN BELL MARKETING, INC.
               (Exact name of registrant as specified in charter)


                                    DELAWARE
                            (State of Incorporation)

        1-9647                               59-2290953
(Commission File Number)          (IRS Employment Identification No.)


                13801 N.W. 14TH STREET, SUNRISE, FLORIDA         33323
        (Address of registrant's principal executive offices)  (Zip code)

      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (954) 846-2703

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       ITEM 5.  OTHER EVENTS.

       Attached hereto is a copy of a Rights Agreement that was adopted by the Board of Directors of Jan Bell Marketing, Inc. on November 21, 1996 as well as a related press release issued by Jan Bell Marketing, Inc. A copy of the Rights Agreement is attached as Exhibit 99.3 and a copy of the press release is attached as Exhibit 99.4.

       ITEM 7.  EXHIBITS.

       Listed below are the exhibits filed as a part of this report.
       99.3.  Rights Agreement dated November 21, 1996.
       99.4.  Press release issued November 21, 1996.


                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                            JAN BELL MARKETING, INC.
                                  (Registrant)




                                   By: /s/ David P. Boudreau
                                      ------------------------------
                                      David P. Boudreau
                                      Senior Vice President of
                                      Finance and Treasurer


Date:  November 25, 1996